Exhibit 99.1

Adagio Medical Expands Chief Business Officer Deborah Kaster’s Role to Include Chief Financial Officer Responsibilities

LAGUNA HILLS, CA, September 8, 2025 – Adagio Medical Holdings, Inc. (Nasdaq: ADGM) (“Adagio” or “the Company”), a leading innovator in catheter ablation technologies for the treatment of cardiac arrhythmias, today announced that the Company’s Chief Business Officer, Deborah Kaster’s, responsibilities have been expanded to include the role of Chief Financial Officer, effective September 5, 2025. Ms. Kaster succeeds Dan George, who served as the Company’s interim Chief Financial Officer since April 2025.

In this enhanced position as Chief Financial Officer and Chief Business Officer, Ms. Kaster will continue to oversee business development, corporate strategy and investor relations while assuming responsibility for the Company’s financial operations, including accounting, treasury, and financial planning. Ms. Kaster will continue to report to Todd Usen, Chief Executive Officer of Adagio.

“Since joining Adagio just four months ago, Debbie has made a meaningful impact by driving strategic initiatives and building critical partnerships, both internally and externally, to help position us for growth,” said Todd Usen, Chief Executive Officer of Adagio Medical. “Expanding her role to include CFO reflects our confidence in Debbie’s deep financial expertise and proven leadership, and ensures alignment between our strategic and financial priorities. We thank Dan for his valuable contributions during this transition period.”

“I’m honored to take on the additional role of CFO at this exciting time for Adagio and to continue working with our talented team to execute on our growth strategy,” said Ms. Kaster. “Integrating our business and financial functions will allow us to move with agility as we focus on bringing our proprietary technologies to patients suffering from ventricular tachycardia and on creating long-term value for shareholders.”

About Adagio Medical Holdings, Inc.

Adagio is a medical device company focused on developing and commercializing products for the treatment of cardiac arrhythmias utilizing its novel, proprietary, catheter-based Ultra-Low Temperature Cryoablation (ULTC) technology. ULTC is designed to create large, durable lesions extending through the depth of both diseased and healthy cardiac tissue. The Company is currently focused on the treatment of ventricular tachycardia (VT) with its purpose-built vCLAS™ Cryoablation System, which is CE Marked and is currently under evaluation in the Company’s FULCRUM-VT U.S. IDE Pivotal Study.

About FULCRUM VT

FULCRUM-VT (Feasibility of Ultra-Low Temperature Cryoablation in Recurring Monomorphic Ventricular Tachycardia) is a prospective, multi-center, open-label, single-arm study, enrolling 206 patients with structural heart disease of both ischemic and non-ischemic cardiomyopathy, indicated for catheter ablation of drug refractory VT in accordance with current treatment guidelines. The results of the study will be used to apply for FDA premarket approval (PMA) for Adagio’s vCLAS™ Cryoablation System, potentially leading to the broadest industry indication for purely endocardial ablation of scar-mediated VT.

Adagio’s vCLAS™ Cryoablation System is commercially available for the treatment of monomorphic ventricular tachycardia in Europe and select other geographies but is limited to investigational use in the United States.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” “plans,” and “future” or similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements concerning: Adagio’s ability to execute on its growth strategy and achieve alignment between its strategic and financial priorities; Adagio’s research, development and regulatory plans for its product candidates; and Adagio’s ability to bring its proprietary ULTC solutions to patients. Forward-looking statements are based on management’s current expectations and are subject to various risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such forward-looking statements. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding Adagio’s business are described in detail in Adagio’s Securities and Exchange Commission (“SEC”) filings, including in its Annual Report on Form 10-K for the full-year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that Adagio makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and Adagio disclaims any obligation to update these statements except as may be required by law.

Contact

Debbie Kaster

Chief Financial Officer and Chief Business Officer

dkaster@adagiomedical.com